KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2026 to the Prospectus dated May 1, 2026 for the

Century II Heritage Survivorship Variable Universal Life Insurance Contract

MASSACHUSETTS

For Contracts sold in the state of Massachusetts, the following wording has been added to the Premiums to Prevent Lapse section of the Heritage SVUL Prospectus:

Effect of Insufficient Premium Levels. While these above premium levels will prevent policy lapse, paying only this level premium required may forego advantages of building up significant contract value. Premium payments less than those described above will not further erode the build-up of contract value, but will mean the future premium required to keep the contract in force must be sufficient to maintain a positive cash surrender value. This premium could be significantly higher or lower than the premium required to keep the contract in force during the guaranteed payment period or under the guaranteed minimum death benefit option.